Net financial expense	12 Months Ended
Dec. 31, 2021
Net financial expense
Net financial expense

Note 18: Net financial expense

	FOR THE YEAR ENDED DECEMBER 31,
	2019	2020	2021
(amounts in thousands of euros)			(As restated)
Financial interest and amortized cost of the loan agreement with Kreos(1)	(1,125)	(817)	(544)
Changes in fair value of convertible notes and derivative instruments (1) (2)	(1,867)	(10,080)	(1,856)
NEGMA financial indemnities (3)	—	—	(1,695)
Other financial expenses	(51)	(231)	(166)
Transaction costs related to the issuance of convertible notes	(320)	(453)	(125)
Net financial income related to Negma returning to Biophytis damages paid	—	34	20
Other financial income	4	1	4
Foreign exchange gains (losses)	14	(29)	14
Total net financial expense	(3,344)	(11,575)	(4,349)
(1)	Refer to Note 13.2 Convertible notes and non-convertible bonds
(2)	During the year ended December 31, 2021, the change in fair value of convertible notes and derivative instruments was related to (i) the change in fair value of the ORNANE issued to Negma for €1,306 thousand, (ii) the change in fair value of the ORNANE issued to Atlas for (€3,017) thousand, (iii) the change in fair value of the derivative instruments for (€150)[1] thousand

During the year ended December 31, 2020, the change in fair value of convertible notes and derivative instruments was related to (i) the change in fair value of the ORNANE issued to Negma for (€5,304) thousand, (ii) the change in fair value of the ORNANE issued to Atlas for (€4,776) thousand.

(3)	During the year ended December 31, 2021, the financial indemnities paid to Negma is comprised of the fine for non-performance imposed by the Judgment €1,500 thousand (see Notes 15 and 13.2), (iii) €100 thousand and €8 thousand pursuant to Article 700 of the Code of Civil Procedure and (iv) late payment interest of €87 Thousand. As a result, the Company recorded financial indemnities of €1,695 thousand during the year ended December 31, 2021.